UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INSPIRE VETERINARY PARTNERS, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1).

August 22, 2024

Dear Stockholder:

You are cordially invited to attend Inspire Veterinary Partners, Inc.’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, October 9, 2024, at 10 a.m. Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be both virtual and in-person. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://agm.issuerdirect.com/ivp-2024.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, or if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on October 8, 2024. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in Inspire Veterinary Partners, Inc.

Sincerely,

/s/ Kimball Carr
Kimball Carr
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

780 Lynnhaven Parkway, Suite 400

Virginia Beach, VA 23452

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, OCTOBER 9, 2024

August 22, 2024

To our Stockholders:

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company,” “Inspire”, “our,” “we” or “us”), will be held in person, and as a “virtual meeting” via live audio webcast on Wednesday, October 9, 2024, at 10 a.m. Eastern Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)    To elect seven (7) directors listed in the accompanying proxy statement;

(2)    To ratify the appointment of Kreit & Chiu CPA LLPPC as our independent registered public accounting firm for the year ending December 31, 2024; and

(3)    To transact such other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on July 26, 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our Class A common stock, Class B common stock and Series A preferred stock are entitled to vote at the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on August 22, 2024, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2024 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2023 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting Inspire’s virtual meeting website at https://agm.issuerdirect.com/ivp-2024 on Wednesday, October 9, 2024, at 10 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over the Internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in-person or virtually, even if you have already returned a proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 9, 2024: This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

By:	/s/ Kimball Carr
President and Chief Executive Officer

i

780 Lynnhaven Parkway, Suite 400
Virginia Beach, VA 23452

PROXY STATEMENT
FOR
2024 ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 9, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 9, 2024: This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com.

Your proxy is solicited by the Board of Directors for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Wednesday, October, 2024, at 10 a.m. Eastern Time. Our Annual Meeting will be both in-person and virtual. The Company’s principal executive office is located at 780 Lynnhaven Parkway, Suite 400, Virginia Beach, VA 23452, and the telephone number is (757) 734-5464.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)    To elect seven (7) directors listed in the accompanying proxy statement;

(2)    To ratify the appointment of Kreit & Chiu CPA LLPPC as our independent registered public accounting firm for the year ending December 31, 2024; and

(3)    To transact such other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on July 26, 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our Class A common stock, Class B common stock and Series A preferred stock are entitled to vote at the Annual Meeting. Our Annual Meeting will be both virtual, conducted online via live audio webcast, and in-person.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on August 22, 2024, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2024 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2023 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting Inspire’s virtual meeting website at https://agm.issuerdirect.com/ivp-2024 on Wednesday, October 9, 2024, at 10 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2024 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2024.

What is the Purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s Shareholders. At the meeting, we will be voting upon:

(1)    To elect seven (7) directors listed in the accompanying proxy statement;

(2)    To ratify the appointment of Kreit & Chiu CPA LLPPC as our independent registered public accounting firm for the year ending December 31, 2024; and

(3)    To transact such other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

How do Proxies Work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Inspire Veterinary Partners, Inc.

780 Lynnhaven Parkway, Suite 400

Virginia Beach, VA 23452

Attention: Richard Frank

Telephone: (757) 734-5464

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on July 26, 2024 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our Class A common stock and Class B common Stock (collectively the “Common Stock”), Series A preferred stock (and together with the Common Stock, collectively, the “Voting Capital”)

as of the close of business on the Record Date. On July 26, 2024, there were 2,212,820 shares of Class A common stock outstanding, 3,891,500 shares of Class B common stock outstanding and no shares of Series A preferred stock outstanding.

Each share of Class A common stock entitles the holder thereof to one (1) vote per share. Each share of Class B common stock entitles the holder thereof to twenty-five (25) votes per share. Each share of Series A preferred stock entitles the holder thereof to one (1) vote per share.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 780 Lynnhaven Parkway, Suite 400, Virginia Beach, VA 23452 for a period of at least 10 days prior to the Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.      Vote by Internet.

•        Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•        During the meeting:    Go to https://agm.issuerdirect.com/ivp-2024. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.      Vote by mail.    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.      Vote by Internet.

•        Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•        During the meeting:    Go to https://agm.issuerdirect.com/ivp-2024. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.      Vote by mail.    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

If you vote by Internet, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and each director nominee and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 3,052,161 votes must be represented in person or by proxy at the meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in a street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Proposal 2 (the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of seven (7) directors	Plurality of the votes cast (the seven (7) directors receiving the most “For” votes)	No
Ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	A majority of the votes cast	Yes

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of all director nominees and the proposals being placed before our stockholders at the Annual Meeting.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our administrator, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting via the internet at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Inspire Veterinary Partners, Inc., 780 Lynnhaven Parkway, Suite 400, Virginia Beach, VA 23452, Attention: Corporate Secretary. Revocations of proxies must be received prior to the time of the Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 9, 2024:    The notice of annual meeting of stockholders, this proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com.

GOVERNANCE OF THE COMPANY

Executive Officers

The name of our Named Executive Officer and their age and position as of August 12, 2024 is set forth below.

Name	Age	Position
Kimball Carr	53	President and Chief Executive Officer
Richard Paul Frank	56	Chief Financial Officer
Larry Alexander	42	Director
Charles Stith Keiser	38	Director
Peter Lau	69	Director
Anne Murphy	56	Director
John Suprock	69	Director
Erinn Thomas-Mackey, DMV	35	Director
Timothy Watters	60	Director

Directorships

Our Board currently consists of eight members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or executive officers.

The Board has three standing committees — Audit, Compensation and Nominating and Governance. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each quarterly board meeting.

Board Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating
Kimball Carr
Larry Alexander	x		x	x
Charles Stith Keiser	x
Peter Lau	x
Anne Murphy	x		x
John Suprock	x	x	x
Erinn Thomas-Mackey, DMV	x	x
Timothy Watters	x	x		x

Audit Committee

The current Audit Committee is composed of three independent directors: Timothy Watters, John Suprock and Erinn Thomas-Mackey, DMV, with Mr. Watters serving as Chair. Each member of the Audit Committee is an independent director as defined by the rules of the Commission and Nasdaq. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management all matters relating to the annual audit of the Company. Our Board determined that Mr. Watters is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the Commission, in compliance with the Sarbanes-Oxley Act of 2002

Compensation Committee

The Compensation Committee, which currently consists of Anne Murphy, John Suprock and Larry Alexander, each of whom meets the independence requirements of all other applicable laws, rules and regulations governing director independence, as determined by the Board, with Ms. Murphy serving as Chair. Among other things, the Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

Nominating Committee

he Governance and Nominating Committee consists of Larry Alexander and Timothy Watters, each of whom meets the independence requirements of all other applicable laws, rules and regulations governing director independence, as determined by the Board, with Mr. Alexander serving as Chair. The Committee develops and recommends to the Board a policy regarding the consideration of director candidates recommended by the Company’s stockholders and procedures for submission by stockholders of director nominee recommendations.

The Committee oversees the evaluation of the Board and management. It also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company, which the Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o Inspire Veterinary Partners, Inc.., Attention: Richard Frank, 780 Lynnhaven Parkway, Suite 400, Virginia Beach, VA 23452, or via e-mail at rfrank@inspirevet.Com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy with regard to Board members’ attendance at annual meetings.

Director Qualifications and Diversity

While we do not have a formal policy on diversity, the Board considers diversity to include the skill set, background, reputation, type and length of business experience of the Board members as well as a particular nominee’s contributions to that mix. The Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders. Although there are many other factors, the Board seeks individuals with experience on operating and growing businesses.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Certain Relationships and Related Transactions, and Director Independence

Keiser Loans

On August 10, 2022, Charles Stith Keiser, our director and former Chief Operating Officer and Charles Hurst Keiser, DVM, our former director, advanced $150,000 each for a total of $300,000 to the Company for working capital needs. The advances were pursuant to an oral agreement, were interest-free, required the Company to pay a $5,000 fee to each lender as consideration for the advances and were payable upon demand by either lender. All amount payable in satisfaction of loans to the Company made by Mr. Keiser or Dr. Keiser were repaid prior to the consummation of the Company’s initial public offering on August 31, 2023.

Operating Leases with Related Parties

The Company has intercompany leases between its subsidiaries, and these transactions and balance have been eliminated in the consolidated financial statements.

Consulting Agreements

The Company also received acquisition, business and financial advisory services from Blue Heron Consulting (“BHC”) pursuant to a consulting agreement (the “BHC Consulting Agreement”). Charles Stith Keiser, our director is the Chief Operating Officer of BHC and our director Dr. Charles “Chuck” Keiser is the Chief Visionary Officer of BHC. As of the date of this prospectus, the Company paid $1,090,788.16 to BHC pursuant to this agreement. The BHC Consulting Agreement was terminated without cause by the Company on in the third quarter of 2023.

The Company previously received financial consulting services from Star Circle Advisory Group, LLC (“Star Circle”), which is owned and controlled by our former directors Messrs. Coleman and Marten and our current director Mr. Lau, pursuant to a Financial Consulting Agreement between the Company and Star Circle dated August 2, 2022. The Company paid $866,900 to Star Circle pursuant to the Financial Consulting Agreement prior to termination. The Financial Consulting Agreement was terminated without cause by the Company on September 18, 2023.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2024 and 2023 (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2024 and 2023 were filed in a timely manner.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.aikidopharma.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2023.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Timothy Watters

John Suprock

Erinn Thomas-Mackey, DMV

EXECUTIVE COMPENSATION

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2023 and 2022, to all Executive Officers:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total
Kimball Carr(1)	2023	233,630		—	—	(1)	—	8,857	242,487
President and Chief Executive Officer	2022	224,589		—	—		—	6,692	231,281
Richard Frank	2023	191,781		—	—		—	1,308	193,088
Chief Financial Officer	2022	—		—	—		—	—	—
Alexandra Quatri, DVM	2023	199,250		—	—		—	2,148	201,398
Vice President of Medical Operations	2022	97,500	(3)	—	—		—	642	98,142

____________

(1)      On September 1, 2022, the board of directors of the Company authorized a grant of 500 shares of Class A common stock issuable upon exercise of a cashless warrant to Mr. Carr in recognition of Mr. Carr’s guaranty of certain Company loans. The warrant was issued to Mr. Carr on January 1, 2023.

(2)      “All Other Compensation ($)” consists of Company contributions to medical benefit premiums.

(3)      Employment began June 1, 2022, represents pro-rata annual salary of $195,000.

Outstanding Equity Awards at December 31, 2023

No equity awards to our named executive officers were outstanding at December 31, 2023.

Executive Officer Agreements

Kimball Carr Employment

The Company entered into an employment agreement (the “Employment Agreement”) with Kimball Carr, the Company’s President and Chief Executive Officer, on July 8, 2021. On July 7, 2024 Mr. Carr’s Employment Agreement was extended to February 1, 2025. The Employment Agreement provides for a three-year term with the ability to renew, upon the affirmative vote of the board of directors (with Mr. Carr abstaining) for successive one-year terms.

Pursuant to the Employment Agreement, Mr. Carr’s duties consist of devoting as much time as is necessary to perform the duties and services required under the Employment Agreement and as may be designated by the Board, and devoting his best efforts to the business and affairs of Inspire and promoting the interests of Inspire. Mr. Carr is barred from directly or indirectly, engaging in any other business that could reasonably be expected to detract from his ability to apply his best efforts in the performance of his duties to Inspire.

Base salary

Mr. Carr’s base salary under the Employment Agreement is tied to annual revenue targets, as follows:

Annual Revenue	Base Salary
Up to $7,500,000	$175,000
$7,500,000	$225,000
$15,000,000	$250,000
$20,000,000	$300,000
$25,000,000	To be negotiated by the parties

Mr. Carr is eligible for annual bouses under the Employment Agreement is tied to annual revenue targets, as follows:

Annual Revenue Bonus

Actual Revenue Compared to Revenue Target	Revenue Bonus
110% or greater	125% of Revenue Bonus Target
100 – 109%	100% of Revenue Bonus Target
95 – 99%	95% of Revenue Bonus Target
90 – 94%	90% of Revenue Bonus Target
Below 90%	No Revenue Bonus

Profit Bonus

Actual Profit Compared to Profit Target	Profit Bonus
110% or greater	125% of Profit Bonus Target
100 – 109%	100% of Profit Bonus Target
95 – 99%	95% of Profit Bonus Target
90 – 94%	90% of Profit Bonus Target
Below 90%	No Profit Bonus

Stock Bonus

The Board may, in its sole discretion, determine with additional bonus in the form of shares of Class A or Class B common stock may be awarded, taking into account the Company’s performance for the calendar year based on the revenue bonus targets and profit targets. If the Board determines that a stock bonus is warranted, the value of the shares will be equal to between 10% and 14% of Mr. Carr’s base salary for such calendar year.

Benefits

Mr. Carr is entitled to participate in the employee benefit plans offered to the Company’s employees on the same terms and conditions as other employees.

Covenants

The Employment Agreement contains certain non-disclosure and confidentiality provisions applicable to Mr. Carr for the benefit of the Company. Mr. Carr has also agreed, during the term of his employment and for a two-year period following the termination of his employment not to solicit for employment any employee or any person who was employed by the Company within the prior six months. Mr. Carr is also barred from soliciting any client or certain former clients for a period of two years following the termination of his employment with the Company.

Termination

The Company may terminate Mr. Carr’s employment immediately for cause includes:

•        his death;

•        his mental or physical incapacity that prevents him, with or without reasonable accommodation, from performing his essential duties for a period of 60 consecutive days or longer;

•        disloyalty or dishonesty towards the Company;

•        gross or intentional neglect of in the performance of his duties and services or material fail to perform his duties and services;

•        his violation of any law, rule, or regulation (other than minor traffic violations) related to his duties;

•        his material breach of any provision of the Employment Agreement or any written Inspire policy, if such breach is not cured within 10 days after written notice; and

•        any other act or omission which harms or may reasonably be expected to harm the reputation or business interests of the Company.

Mr. Carr may terminate the Employment Agreement immediately for good reason, which is defined to include:

•        a material breach of the Employment Agreement by the Company, if such breach is not cured within 10 days after written notice;

•        a material reduction in his duties or responsibilities without his consent, if such breach is not cured within 10 days after written notice;

•        a relocation of his office to a location more than 30 miles from Virginia Beach, Virginia without his consent, if such relocation is not reversed within 10 days after written notice; and

•        a change in control of the Company, provided that he gives notice of termination based on such change in control within six months.

Miscellaneous

Mr. Carr is entitled to severance payments in certain circumstances. The Employment Agreement is governed by the laws of the Commonwealth of Virginia. The foregoing description of the Employment Agreement is qualified in its entirety by the full text of the Employment Agreement, which is attached hereto as Exhibit 10.4 and is herein incorporated by reference.

Richard Frank Employment

We entered into an employment agreement (the “Frank Employment Agreement”) with Richard Frank, the Company’s current Chief Financial Officer. Mr. Frank’s appointment as Chief Financial Officer had previously become effective upon consummation of Inspire’s initial public offering on August 31, 2023 and his Employment Agreement is effective as of January 1, 2024. The Employment Agreement provides for an initial one-year term with the ability to renew, upon the affirmative vote of the board of directors of the Company, for successive one-year terms. The Frank Employment Agreement provides that Mr. Frank will receive a base salary of $210,000 per annum. The base salary will be reviewed at the end of each fiscal year and any recommended changes will be subject to approval of the board of directors of the Company. Mr. Frank is eligible for annual bonuses subject to satisfaction of both a “Revenue Target” and a “Profit Target”, as further described in the Frank Employment Agreement. The Frank Employment Agreement contains certain non-disclosure and confidentiality provisions applicable to Mr. Frank for the benefit of the Company. Mr. Frank has also agreed, during the term of his employment and for a two-year period following the termination of his employment not to solicit for employment any employee or any person who was employed by the Company within the prior six months. Mr. Frank is also barred from soliciting any clients or certain former clients of the Company for a period of two years following the termination of his employment with the Company. The Company has the right to terminate Mr. Frank’s employment immediately for cause upon certain specified acts, and he may be entitled to severance payments in certain circumstances.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our common stock owned beneficially as of June 26, 2024 by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our Class A common stock, Class B common stock and Series A preferred stock. The information relating to beneficial ownership of our voting securities by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Each stockholder’s address is c/o Inspire Veterinary Partners, Inc. 780 Lynnhaven Parkway, Suite 400, Virginia Beach, VA 23452.

The percentages below are calculated based on 2,212,820 shares of Class A common stock outstanding, 3,891,500 shares of Class B common stock outstanding and no shares of Series A preferred stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		% Voting	Total Combined % Voting
NAMED EXECUTIVE OFFICERS
Kimball Carr		Class A common	777	(2)	*	8.4%
		Class B common	333,250		8.6%
		Preferred	—		*

Richard Frank		Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*

Alexandra Quatri		Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
DIRECTORS
Lawrence Alexander	Director	Class A common	10		*	*
		Class B common	—		*
		Preferred	—		*

Charles Stith Keiser	Director	Class A common	245		*	54.0%
		Class B common	2,150,000	(3)	55.2%
		Preferred	—		*

Peter Lau	Director	Class A common	—		*	13.5%
		Class B common	537,500		13.8%
		Preferred	—		*

Dr. Thomas-Mackey	Director	Class A common	56		*	*
		Class B common	—		*
		Preferred	—		*

John Suprock	Director	Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*

Name and Address of Beneficial Owner(1)	Title	Class of Voting Stock Beneficially Owned	Number of Shares Beneficially Owned		% Voting	Total Combined % Voting
Timothy Watters	Director	Class A common	—		*	*
		Class B common	—		*
		Preferred	—		*
5% OWNERS
Best Future Investment, LLC(4)		Class A common	—		*	13.5%
		Class B common	537,500		13.8%
		Series A preferred	—		*

Richard Martin		Class A common	—		*	8.4%
		Class B common	333,250		8.6%
		Series A preferred	—		*

622 Capital LLC(5)		Class A common	1,121	(6)	*	*
		Class B common	—		*
		Series A preferred	—		*

Dragon Dynamic Catalytic Bridge SAC Fund(7)		Class A common	561	(6)	*	*
		Class B common	—		*
		Series A preferred	—		*

Target Capital 1 LLC(8)		Class A common	6,614	(6)	*	*
		Class B common	—		*
		Series A preferred	—		*

Wilderness Trace Veterinary Partners, LLC(9)		Class A common	—		*	54.0%
		Class B common	2,150,000		55.2%
		Series A preferred	—		*

____________

*        Represents less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is 780 Lynnhaven Parkway, Suite 400, Virginia Beach, Virginia 23452

(2)      Includes a warrant for 500 shares of Class A common stock. The warrant was issued effective as of January 1, 2023 and is exercisable at any time and from time to time by the holder for a period of five (5) years from January 1, 2023 at an exercise price per share equal to $400.00, multiplied by 0.60, subject to adjustment for subsequent stock splits, stock combinations, stock dividends, and recapitalizations.

(3)      Beneficially owned by Wilderness Trace Veterinary Partners, LLC, which is controlled by Charles Stith Keiser, the Company’s and director.

(4)      Beneficially owned by Best Future Investment, LLC, which is owned and controlled by James Coleman, a former director of the Company.

(5)      622 Capital LLC is controlled by its manager Gary Clyburn Jr. and its principal address is: 1334 Northampton Street, Easton, Pennsylvania 18042.

(6)      Constitutes warrants issued in exchange for then-outstanding indebtedness held by the Company’s senior secured lenders for shares of Series A preferred stock. The warrants are exercisable at the option of the holder at any time or from time to time by the holder for a period of five (5) years from June 30, 2023 at an exercise price of $400, subject to adjustment for subsequent stock splits, stock combinations, stock dividends, and recapitalizations.

(7)      Dragon Dynamic Catalytic Bridge SAC Fund is controlled by its Director Gary Carr and its principal address is: 5 Chapel Lan, Paget, Bermuda PG 02.

(8)      Target Capital 1 LLC is controlled by its Manager Dmitriy Shapiro and its principal address is: 13600 Carr 968, Apt. 64, Rio Grande 745, Puerto Rico 00745.

(9)      Wilderness Trace Veterinary Partners, LLC is 100% owned and controlled by Charles Stith Keiser, the Company’s and director.

(10)    Holders of Series A preferred stock have the right to vote as-if-converted, on all matters submitted to a vote of holders of the Company’s common stock, including the election of directors, and all other matters as required by law, subject to the certain limits on beneficial ownership contained in the Certificate of Designations relating to the Series A preferred stock.

PROPOSAL 1:
ELECTION OF DIRECTORS

Nominees for Election to Board

Directors to be elected at the Annual Meeting shall be elected for a term expiring at the 2025 annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the seven (7) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The following table sets forth the nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position
Kimball Carr	52	President and Chief Executive Officer
Larry Alexander	42	Director
Charles Stith Keiser	38	Director
Phillip Balatsos	47	Director
Anne Murphy	56	Director
Erinn Thomas-Mackey, DMV	35	Director
Timothy Watters	60	Director

Kimball Carr — Mr. Carr has served as our President and Chief Executive Officer since February 2021. Mr. Carr has over a varied 30-year career in many roles with private and public business entities. With early education in journalism and continuing education at the University of Virginia’s Darden Business School, Mr. Carr’s leadership career includes elevated roles for Starbucks Coffee Company, Mars Incorporated and Trupanion Medical Insurance. From March 2018 through the present, Mr. Carr served as President of Ocean 35 Inc., owner of retail brands focused on the sports of surfing and skateboarding as well as education and support of youth participation in the sports. From March 2018, Mr. Carr was the owner and founder of Grom Coast Surf & Skate, a regional commercial surf shop (subsequently closed). From December 2019 through February 2021, Mr. Carr was the director of learning and development of Blue Heron Consulting, offering comprehensive operational, financial, and medical team coaching for veterinarians and animal health care industry professionals across the country. During his tenure as a business leader, he has built multi-year growth strategies, led teams of over 2,000 professionals and delivered collective revenues in excess of $1 billion. He brings deep experience in veterinary and field operations, start-up processes, leadership development, growth strategies and turn arounds. He has led the acquisition and de novo opening of hundreds of company units over the course of his career and has built highly effective field leadership teams which have delivered industry-leading results. His connection to the pet care industry is highlighted by deep relationships he has across the sector, providing access to talent which IVP intends to leverage. Mr. Carr’s volunteer work includes service as President of the Banfield Associate Relief fund, an employee assistance program founded in relation to his role in the recovery for Banfield associates from Hurricane Sandy in the Northeast United States. Mr. Carr is not obligated to dedicate all of his time or resources or any specific portion of his time exclusively to the Company. Mr. Carr attended Tidewater Community College in October 1991 and attended the University of Virginia Darden Business School executive master’s of business administration from 2004 to 2006. We believe Mr. Carr is qualified to serve on the board due to his extensive background in retail business, his demonstrated success in entrepreneurial enterprises and his more than a decade of expertise in the veterinary medicine services industry.

Larry Alexander — Mr. Alexander is a Director whose appointment became effective upon the listing of the Company’s Class A common stock on The Nasdaq Capital Market. He is currently the Vice President of Operations for CarepathRx, holding that role since January 2022. Previously, Mr. Alexander served as Managing Director of First Financial Bank from September 2017 through December 2021. Earlier in his career, he worked for McKesson Corporation from June 2002 through 2017, most recently as Vice President, Strategic Solutions and National Accounts from January 2010 through August 2017. Mr. Alexander brings over 20 years of experience, serving in senior leadership positions in Fortune 5, private equity, non-profit, and privately held companies, with an outstanding record of business growth and profitability across multiple industries. His career has focused on developing people and his engaged and high performing teams. Alexander’s proven results and leadership experience include leading multi-billion dollar negotiations, facilitating M&A engagements, and new business development. He has revived and started new businesses, with a deep focus on culture and growth. He gives generously of his time by serving many worthy organizations; chairing capital campaigns in his community; instituting college scholarship programs; leading hurricane disaster relief efforts; guest lecturing at universities; and has served on several boards of directors. Mr. Alexander graduated with a Bachelor of Science Degree in Industrial Distribution in May 2002 from Texas A&M University. We believe Mr. Alexander is qualified to serve on the board in light of his decades of experience in business operations in public and private enterprises across multiple industries,

Charles Stith Keiser — Mr. Keiser has served as our Director since early January 1, 2022. He has served as Chief Executive Officer of Blue Heron Consulting, a veterinary consulting company serving hospitals of all sizes and specialties across North America, since March 2015. Earlier in his career, he served as Director of Student Programs for the American Animal Hospital Association from September of 2011 through March of 2015. He grew up in veterinary medicine as the son of a practice owning veterinarian and has spent his entire career in the industry. In addition to his employment, Mr. Keiser continues to volunteer as a facilitator and lecturer for professional skills curriculum at veterinary schools across the country. Mr. Keiser continues to develop and deliver professional development content as an adjunct faculty member at several U.S. veterinary schools. Mr. Keiser’s volunteer experience includes serving as Chair of VetCAN (Veterinary Career Advisory Network), terms as President of VetPartner’s Career Development and Practice Management Special Interest Groups, participation in Washington State University’s CVM “Diagnostic Challenge” and a seat on the AVMA’s Economics Advisory Research Council Financial Literacy task force. Mr. Keiser has served in the veterinary profession since his graduation from Hope College with a degree in Business, Management and Accounting in 2008. Mr. Keiser is not obligated to dedicate all of his time or resources or any specific portion of his time exclusively to the Company. We believe Mr. Keiser is qualified to serve on the board due to his substantial experience in the practice of veterinary medicine and his leadership roles teaching and serving in veterinary schools and industry groups.

Phillip Balatsos — Since August 2022, Mr. Balatsos has served as the Vice President of Foreign Exchange Emerging Markets Rates Sales/Trading with XP Investments US Inc. for which Mr. Balatsos provides coverage and execution of currency trading in emerging markets as well as commodity and fixed income products and derivatives for global macro hedge funds. In September 2018 Mr. Balatsos founded LAPH Hospitality where he served as an Operator until to August of 2022. During his time with LAPH Hospitality, Mr. Balatsos operated a multi-location café/catering business. Mr. Balatsos previously served as a Director member on the board for Sadot Group Inc. and sat on the audit and finance committees during his term. Prior to his tenure in hospitality, Mr. Balatsos held various positions on Wall Street including Vice President, Foreign Exchange Sales/Trading for Credit Suisse; Director, Foreign Exchange Hedge Fund Sales for Barclays Capital and Financial Advisor for Stifel Nicolaus & Co.. Mr. Balatsos graduated from Skidmore College with a Bachelor of Science in Business Administration and from Institute of Culinary Education. We believe Mr. Balatsos is qualified to serve on the board due to his vast experience in the financial industry and his deep understanding of emerging markets.

Anne Murphy — Ms. Murphy is Director whose appointment became effective upon the listing of the Company’s Class A common stock on The Nasdaq Capital Market. Currently, Ms. Murphy serves as Vice President, Business Solutions and Applications at American Electric Power since January 2021. Previously, Ms. Murphy served as the Chief Information Officer for Best Buy Health and Greatcall, Inc., from November 2017 through March 2020, and Chief Information Officer for Banfield Pet Hospital from 2015 through 2017. Earlier in her career, Ms. Murphy served as Technology Vice President/Senior Director at Target Corporation from 2008-2014. Ms. Murphy is the owner and president of a consulting company, Claro Vista LLC since 2014. Ms. Murphy brings over 30 years of technology and transformational leadership experience in public, private, and private equity companies supporting utility, retail, direct to consumer and veterinary sectors. Ms. Murphy’s volunteer work includes serving as Board Trustee and Operations Committee Chair at United Through Reading since 2018, Board member for Banfield Foundation in 2017, Habitat for Humanity Women’s Build 2013-2014 and Ordway Circle of Stars Board member 2008-2010. Ms. Murphy graduated from University of St. Thomas in 2004 with a Master’s of Business of Administration, and graduated from Metropolitan State University in 1998 with a Bachelor of Science in Business Administration. We believe Ms. Murphy is qualified to serve on the board due to her multiple decades in business administration and technology leadership roles in a variety of industries, including veterinary services and her demonstrated commitment to public service.

Erinn Thomas-Mackey, DVM — Dr. Erinn Thomas-Mackey is Director whose appointment became effective upon the listing of the Company’s Class A common stock on The Nasdaq Capital Market. She was the Founder and Managing Member of SeaPath Advisory LLC from 2022 to present, Managing Member and Founder for Thomas-Mackey Veterinary Service from 2021 to present, and Managing Member and Founder or TwoMacks Properties LLC from 2019 to present. Earlier in Dr. Thomas-Mackey’s career she was employed as an Associate Emergency Veterinarian at Animal Emergency Service, a privately owned emergency veterinary practice in Long Island, NY from August 2017 to October 2021 and as an Associate General Practice Veterinarian at Assisi Veterinary Hospital, a privately owned Veterinary practice in Malverne, NY from June 2015 to June 2017. While working as full-time veterinarian, Dr. Thomas-Mackey started her pre-diem veterinary business and real estate investment company. She brings years of hands-on experience in both emergency veterinary medicine and general veterinary practice along with the unique understanding of the day-to-day needs and challenges of both veterinary doctors and practice owners alike. In addition, Dr. Thomas-Mackey has successfully navigated everyday issues practice owners face around staffing needs, optimizing practice flow, and driving revenue to increase profit margins. She also has hands-on experience with negotiating real estate deals, property evaluation, and property management. Dr. Thomas-Mackey graduated from the Tuskegee University College of Agriculture, Environment and Nutrition Sciences in 2010 with a Bachelor of Science in Biology and a Bachelor of Animal, Poultry, and Veterinary Science, and from the Tuskegee University College of Veterinary Medicine in 2014 with a Doctor of Veterinary Medicine. We believe Dr. Thomas-Mackey’s broad experience in both the practice of veterinary medicine and ownership and management of veterinary practices and veterinary practice real estate, as well as her demonstrated educational and professional excellence, qualifies her to serve on the board.

Timothy Watters — Mr. Watters is Director whose appointment became effective upon the listing of the Company’s Class A common stock on The Nasdaq Capital Market. Mr. Watters currently serves as Chief Financial Officer of North Fork Native Plants, a wholesale plant nursery serving the Intermountain West and Pacific Northwest, a position he has held since July 2019. Previously, Mr. Watters served as Chief Operating Officer of North Fork Native Plants from May 2008 through June 2019. Earlier in his career, Mr. Watters owned a wholesale camping business, SKI International, Inc. from June 1994 through January 2008. He also worked in finance serving as Vice President of A.G. Edwards and Sons in St. Louis, Missouri from January 1990 through May 1994 and Vice President at PNC Financial Corp in Philadelphia, PA from September 1985 through September 1990. Mr. Watters brings over 38 years of experience in finance and small business ownership. Mr. Watters volunteer work includes service as Board Chair of the Community Foundation of Teton Valley, Board Chair of the Teton Valley Community School, Treasurer of Friends of the Teton River and Chair of the Teton County Planning and Zoning Commission. Mr. Watters graduated from Denison University in June of 1985 with a Bachelor of Arts in Economics. We believe Mr. Watters is qualified to serve on the board in light of his many decades of leadership of multiple commercial businesses and financial services firms.

Director Compensation

No compensation has been paid to our directors for services rendered during the fiscal year ended December 31, 2023.

VOTE REQUIRED

The election of each nominee requires the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The Board of Directors recommends voting FOR the election to the Directors of each of the above-mentioned nominees.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Kreit & Chiu CPA LLP (” Kreit”), to serve as our independent registered public accounting firm for the year ending December 31, 2024.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees billed to us by a member firm of Kreit & Chiu CPA LLP, our independent registered public accounting firm for professional services rendered for the fiscal years ended December 31, 2023 and December 31, 2022.

	2023	2022
Audit Fees(1)	$292,400	$175,100
Audit Related Fees(2)	—	—
Tax Fees(3)	28,130	26,000
All Other Fees(4)	—	—
Total	320,530	201,100

____________

(1)      Audit fees consist of fees for professional services rendered for the audit of our annual financial statements and initial public offering.

(2)      Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements but are not reported under “Audit fees.”

(3)      Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)      All other fees consist of fees billed for services not associated with audit or tax.

Policy on Audit Committee Pre-Approval Process

Prior to our engagement of our independent auditor, such engagement was approved by our board of directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant our requirements, the independent auditors and management are required to report to our board of directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our board of directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us were approved by our board of directors.

Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee approves our audit and non-audit services. The auditors engaged for these services are required to provide and uphold estimates for the cost of services to be rendered. The percentage of hours expended on Malone Bailey’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

VOTE REQUIRED

The affirmative vote of the majority of the Voting Capital that voted on this proposal is required for the ratification of the appointment of Kreit as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Kreit &  Chiu CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on April 8, 2024.

To the Stockholders of Inspire Veterinary Partners, Inc.:

The 2024 Annual Meeting of Stockholders (“Annual Meeting”) of Inspire Veterinary Partners, Inc.. (“Inspire”) will be held on Wednesday, October 9, 2024, at 10 a.m. Eastern Time, to vote on the following matters:

(1)    To elect seven (7) directors listed in the accompanying proxy statement;

(2)    To ratify the appointment of Kreit & Chiu CPA LLPPC as our independent registered public accounting firm for the year ending December 31, 2024; and

(3)    To approve transact such other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

The proxy statement contains information regarding the Annual Meeting, including information on the matters to be voted on prior to and during the Annual Meeting. You can access our proxy statement and the 2023 annual report and vote at www.proxyvote.com.

Your vote is important.    Whether or not you expect to attend the Annual Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be able to attend the Annual Meeting via live audio webcast by visiting Inspire’s virtual meeting website at https://agm.issuerdirect.com/ivp-2024 on Wednesday, October 9, 2024, at 10 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Kimball Carr, President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
INSPIRE VETERINARY PARTNERS, INC.

The undersigned hereby appoints Kimball Karr and Robert Richard Frank with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Inspire Veterinary Partners, Inc.. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held Wednesday, October 9, 2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2.

Address
Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)